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                                                                   EXHIBIT 10.17

                               SECURITY AGREEMENT

        THIS SECURITY AGREEMENT is made and entered into as of this 6th day of April, 2000, by and between Informatica Corporation, a Delaware corporation ("Secured Party"), and Clive Harrison, an individual residing at 51 La Honda Ct., Clayton, CA 94517 ("Debtor").

        In consideration of the mutual covenants contained herein and for other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, the parties hereby agree as follows:

        1. Definitions. The following terms have the following meanings:

                (a) The term "Collateral" shall mean (i) the tangible assets owned by Debtor as of the date hereof and described in Exhibit A attached hereto and (ii) all Proceeds of the foregoing Collateral. For purposes of this Security Agreement, the term "Proceeds" includes whatever is receivable or received when Collateral or proceeds thereof is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto.

                (b) The term "Obligations" shall mean all of the unpaid principal sum of that certain Secured Promissory Note in the original principal amount of $2,600,000.00 of even date herewith (the "Note") evidencing the indebtedness of Debtor to Secured Party.

                (c) The term "UCC" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of California.

                (d) Capitalized terms used herein shall have the meaning set forth in the UCC unless otherwise set forth herein.

                (e) The term "Event of Default" shall have the meaning set forth in the Note.

        2. Grant of Security Interest. As collateral security for prompt and complete payment and performance under the Obligations, Debtor hereby assigns, conveys, grants, pledges and transfers to and creates in favor of Secured Party a security interest in the Collateral, including all Proceeds of the foregoing and all accessions to, substitutions and replacements for the foregoing. Debtor shall, upon execution of this Security Agreement, and of the Note as Maker (as such term is defined in the Note), deliver all certificates representing the Collateral together with a stock power executed in blank by Debtor and Debtor's spouse with respect to such stock certificates to the Secretary of Secured Party to be held in escrow until full satisfaction of Debtor's obligations hereunder and under the Note with the authority to take all such actions and to


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effectuate all such transfers and/or releases as may be necessary or appropriate to accomplish the objectives of this Security Agreement and the Note. In the event that the Proceeds from the disposition of the Collateral are insufficient to fully satisfy the amounts due and owing under the Note, Debtor shall, subject to the limitations set forth in the UCC, be liable for any deficiency.

        3. Representations, Warranties and Covenants. Debtor represents, warrants and covenants that:

                (a) Title. Apart from the security interest in the Collateral granted to Secured Party hereunder, Debtor has good and valid title to the Collateral, free and clear of any and all liens, charges, claims, security interests or encumbrances of any kind whatsoever.

                (b) Transfer of Collateral. Debtor shall not sell, assign, transfer, encumber or otherwise dispose of any of the Collateral or any interest therein without the prior written consent of Secured Party. If any such encumbrance is imposed, Debtor shall give Secured Party immediate written notice.

                (c) Perfection. Debtor shall, upon demand, do all such acts as Secured Party may reasonably request to establish and maintain a perfected security interest in the Collateral, including, without limitation, executing a financing statement in the form prescribed by the California Secretary of State.

        4. Remedies. Upon the occurrence of any Event of Default hereunder, the entire unpaid principal balance of the Note shall, at the option of the Secured Party and without notice or demand of any kind to Debtor or any other person, immediately become due and payable, and Secured Party may proceed to exercise any and all of the rights and remedies of a secured party under the UCC and any other remedies available at law or in equity, with respect to the Collateral.


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        IN WITNESS WHEREOF, the parties hereto have caused this Security
Agreement to be executed as of the date first above written.

                                            SECURED PARTY
                                            INFORMATICA CORPORATION
                                            a Delaware corporation

                                            By:
                                               ---------------------------------
                                            Its:
                                                --------------------------------


                                            DEBTOR


                                            ------------------------------------
                                            Clive Harrison


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                                    EXHIBIT A
                            DESCRIPTION OF COLLATERAL

            30,000 shares of Common Stock of Informatica Corporation